UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Barringer Technologies Inc.
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             (Exact name of registrant as specified in its charter)


                 Delaware                               84-0720473
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  (State of incorporation or organization) (I.R.S. Employer Identification No.)


                   219 South Streeet, New Providence, NJ 07974
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               (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class              Name of each exchange on which
         to be so registered              each class is to be registered


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     If this Form relates to the  registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

     Securities to be registered pursuant to Section 12(g) of the Act:

                 Common Stock Purchase Warrants (the "Warrants")
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                                (Title of class)



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                                (Title of Class)






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Item 1.  Description of Registrant's Securities to be Registered.


     The  description  of the  Warrants  of  Barringer  Technologies  Inc.  (the
"Company") set forth under the caption "Description of Warrants" in the Company's Registration Statement on Form SB-2, File No. 333-13703 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") is incorporated herein by reference. In addition, the description of the Warrants set forth under the caption "Description of Warrants" in any amendment to the Registration Statement filed with the Commission by the Company or in any prospectus relating to the Registration Statement filed with the Commission by the Company pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, shall be deemed to be incorporated herein by reference.


Item 2.  Exhibits.

     4.1 Form of Warrant Agreement including the form of Warrant attached thereto.*




*  Incorporated  by  reference  to  the   identically  numbered Exhibit  to the
   Company's Registration Statement on Form SB-2, File No. 333-13703.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                             Registrant:  BARRINGER TECHNOLOGIES, INC.

                                   Date:   October 28. 1996
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                                     By:   /s/Stanley S. Binder
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                                           Stanley S. Binder,
                                           President and Chief Executive Officer